                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of Eagle  Exploration  Company  and
Subsidiaries  (the  "Company") on Form 10-QSB for the period ended  December 31,
2002 as filed with the  Securities  and Exchange  Commission  on the date hereof
(the  "Report"),  I,  Raymond N.  Joeckel,  Director,  Principal  Executive  and
Accounting and Financial Officer of the Company,  certify, pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that to the best of my knowledge:

     (1)  The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                    /s/ Raymond N. Joeckel
                                    Raymond N. Joeckel
                                    Director, Principal Executive and
                                    Accounting and Financial Officer

Officer Dated:  February 13, 2003